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                                                                  EXHIBIT 10.1

                               AMENDMENT TO
                               ------------
                 NON-COMPETITION AND SEVERANCE AGREEMENT
                 ---------------------------------------

         THIS AMENDMENT is made this 31st day of May, 1995, by and between CHATTEM, INC., a Tennessee corporation (the "Company") and John Pemberton Guerry, an executive of the Company (the "Executive"), under the following circumstances:

         The Company and the Executive have entered into a Non-Competition and Severance Agreement dated May 16, 1990 (the "Agreement"), pursuant to which, among other things, the Executive agreed in certain circumstances not to compete with the Company and the Company agreed to pay the Executive a severance benefit upon the discharge or constructive discharge of the Executive following a Change in Control. The Company and the Executive now desire to amend the Agreement to provide that during the three (3) year period following the time when the Executive is entitled to receive the severance benefit, the Company will continue to provide to the Executive health, medical and life insurance benefits.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained in this Agreement, the parties agree:

         1. The Agreement shall be amended by adding a new section, which shall provide as follows:

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             CONTINUATION OF BENEFITS.  The Company shall continue to provide to the Executive at its cost and expense health, medical and life insurance benefits at substantially the same level of benefits as the Executive has at the time he becomes entitled to the Severance Benefit in accordance with Section 4 hereof for a period of three (3) years following the date the Executive becomes entitled to such Severance Benefit.

         2. Except as expressly set forth herein, this Amendment to the Agreement shall not supersede or otherwise modify the terms and conditions of the Agreement.


                                               _______________________________
                                               JOHN PEMBERTON GUERRY

                                               CHATTEM, INC.


                                               By: ___________________________
                                                   ROBERT E. BOSWORTH
                                                   Executive Vice President


ATTEST:


By: ___________________________
    Secretary

            (SEAL)


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